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                                                                 EXHIBIT 10.8(c)

                                AMENDMENT NO. 2
                                     TO THE
                    PATENT AND TECHNOLOGY LICENSE AGREEMENT

     This is AMENDMENT NO. 2 effective this 8th day of August, 1997, ("EFFECTIVE AMENDMENT NO. 2 DATE") to the Patent and Technology License Agreement dated
July 20, 1994, as amended by that certain Amendment No. 1 effective September
1, 1996 (HEREINAFTER REFERRED TO AS THE "FIRST AMENDED AGREEMENT"), by and between THE UNIVERSITY OF TEXAS M.D. ANDERSON CANCER CENTER (hereinafter referred to as "MDA"), located at Houston, Texas, and which is a component institution of THE UNIVERSITY OF TEXAS SYSTEM (hereinafter referred to as "SYSTEM") which is governed by a BOARD OF REGENTS (hereinafter referred to as "BOARD") and INTROGEN THERAPEUTICS, INC., located at 301 Congress Avenue, Suite 1850, Austin, Texas 78701 (hereinafter referred to as "LICENSEE").

                                    RECITALS

A. BOARD is the owner of the invention(s) and other subject matter listed in SCHEDULE B hereto ("IL-2 INVENTION(s)").

B. LICENSEE is a company interested in the development and commercialization of new technologies directed to the treatment of cancer, and other threatening diseases, to which end LICENSEE, MDA and BOARD entered into the FIRST AMENDED AGREEMENT noted hereinabove.

C. LICENSEE wishes to add the IL-2 INVENTIONS to the LICENSED SUBJECT MATTER under the FIRST AMENDED AGREEMENT.

D. BOARD wishes to grant LICENSEE rights to the IL-2 INVENTIONS under the FIRST AMENDED AGREEMENT to promote its practical development for the benefit of the MDA's patients and for the benefit of the people of the state of Texas.

E. The definitions set forth in the AGREEMENT and the FIRST AMENDED AGREEMENT shall apply in this AMENDMENT NO. 2, except to the extent that a definition herein is specific to this AMENDMENT No. 2.

NOW, THEREFORE, in consideration for the mutual covenants contained herein, the sufficiency of which is hereby acknowledged, the parties hereby agree to the following:
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THE FIRST AMENDED AGREEMENT IS HEREBY AMENDED AS FOLLOWS:
AMENDED TERMS

1.   Add the following as new Schedule B in its entirety:

                                  SCHEDULE B
                                IL-2 INVENTIONS

[*]
[*]
Inventors: [*]
U.S. Patent Number: [*]
PCT Patent Number: [*]

2.   So much of Section 2.3(a) as reads

     "...the patents and patent applications described in Schedule A hereto (the "Existing Patent Rights") and all patents anywhere in the world issuing thereon;"

     is hereby amended to read

     "...the patent and patent applications described in Schedules A and B hereto (the "Existing Patent Rights") and all patents anywhere in the world issuing thereon;"

3. The title for ATTACHMENT A of the AGREEMENT shall be replaced in its entirety to read as follows: "SCHEDULE A."

4.   Add new paragraph 2.12 that will read in its entirety as follows:

     "2.12 IL-2 PRODUCT shall mean a LICENSED PRODUCT the manufacture, use or sale of which would infringe a VALID CLAIM within the IL-2 PATENTS."

5.   Add new paragraph 2.13 that will read in its entirety as follows:

     "2.13 IL-2 PATENTS shall mean those PATENT RIGHTS which claim or disclose an IL-2 INVENTION as described in Schedule B hereto."

6. Paragraph 5.1 of the AGREEMENT shall be amended by the addition of the following two new paragraphs:

     [*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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         New 5.1(e) shall read in its entirety:

         "(e) [*] of NET SALES attributed to SALES of LICENSED
         PRODUCTS that are IL-2 PRODUCTS by LICENSEE, AFFILIATES, and SUBLICENSEES." For avoidance of doubt, the royalties due on PRODUCTS other than IL-2 PRODUCTS shall be as specified in Paragraph 5.1(a) above.

         New 5.1(f) shall read in its entirety:

         "(f) For any advance payment attributable to an IL-2 PRODUCT or IL-2 PATENT received by LICENSEE from a third party pursuant to a sublicensee, marketing, distribution, or franchise agreement, other than amount paid to LICENSEE in reimbursement of development or other costs, as provided for in Article 4.3 hereof [*]: [*] of said advance payment attributable to an IL-2 PRODUCT or IL-2 PATENT." For avoidance of doubt, advanced payments for PRODUCTS other than IL-2 PRODUCTS shall be as specified in Paragraph 5.1(b) above.

7. The definition of TECHNOLOGY RIGHTS (Paragraph 2.4) shall be amended by addition of the following text:

         "TECHNOLOGY RIGHTS shall also include all information, know-how, biological materials or other subject matter owned by the BOARD and reasonably necessary for practicing an IL-2 INVENTION at any time covered by the IL-2 PATENTS."

         OTHERWISE, the terms and provisions of the original AGREEMENT shall remain in full force and effect, provided, however, that in the event of a conflict in the terms and conditions between this AMENDMENT NO. 2 and the AGREEMENT, the terms and conditionals of this AMENDMENT NO. 2 shall prevail. THIS AMENDMENT NO. 2 and the SCHEDULES hereto and the AGREEMENT and its ATTACHMENTS constitute the entire agreement between the parties in connection with the subject matter hereof and thereof and supersede all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties.

        [*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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         IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute this AMENDMENT NO. 2.

THE UNIVERSITY OF TEXAS                 BOARD OF REGENTS OF THE
M.D. ANDERSON CANCER CENTER             UNIVERSITY OF TEXAS SYSTEM


By   /s/ MICHAEL J. BEST                By  /s/ RAY FARABEE
  -----------------------------           --------------------------
  Michael J. Best                         Ray Farabee
                                          Vice Chancellor and General Counsel

APPROVED AS TO CONTENT                  APPROVED AS TO FORM



By   /s/ WILLIAM J. DOTY                By  /s/ BETH LYNN MAXWELL
  -----------------------------           --------------------------
  William J. Doty                         Beth Lynn Maxwell, Ph.D.
  Director, Technology Development        Office of General Counsel



INTROGEN THERAPEUTICS, INC.

By   /s/ DAVID G. NANCE
  -----------------------------
  David G. Nance
  President


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                                   SCHEDULE B
                                IL-2 INVENTIONS

                                      [*]
                                      [*]
                                 Inventors: [*]
                      U.S. Patent Number: [*] Issued: [*]
                             PCT Patent Number: [*]


    [*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.



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